(r) Deutsche Bank Securities 2003 Global Transportation Conference February 12-14, 2003

Agenda Goals Critical Issues Overview Business Model Financial Review Summary

Cautionary Statement This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on key management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

Goals Achieve The Numbers! Operational Excellence! Focus On Customer! Grow The Business! EXECUTION IS CRITICAL KEEP IT SIMPLE

Critical Issues Cash Generation Safety Quality Schedule Attainment & Capacity Product & Process Standardization Branch Integration & Optimization Continuous Improvement Everywhere Operational Excellence & Financial Strength

Overview

Company History 1985 - Company founded 1991 - Purchased RoadRailer(r) technology and related patents 1991 - Initial Public Offering on NYSE (symbol WNC) 1997 - Acquired Fruehauf(r) assets 1997 - Introduced DuraPlate(r) trailer 2001 - Acquired Canadian branch retail operations 2001 - Founder & CEO, resigns in July; interim management appointed. 2002 - New CEO appointed in May

Domestic Freight Transportation Market 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Truck 0.865 27.4 90 20.4 Rail 0.057 Rail Intermodal 0.01 Air 0.021 Water 0.014 Pipeline 0.032 Truck 86.5% Rail 5.7% Rail Intermodal 1.0% Air 2.1% Water 1.4% Pipeline 3.2% 1999 $562 Billion Data Source: Eno Transportation Foundation

Trucking Industry: 2000 to 20?? Fuel cost spikes Rising insurance costs Declining asset values Limited capital Economic recession Record failures Consolidation "THE PERFECT STORM"

Trailer Industry Sharpest decline in industry history 2000 down 15% 2001 down 48% 2002 down 1% Industry bottomed in Q-1-02 at annualized build rate of 88,000 units (versus >300,000 in '99) 2002 engine prebuy Industry capacity consolidation Trailmobile, Dorsey, Monon bankruptcies Great Dane - Strick capacity acquisition Wabash - Ft. Madison, IA and Scott Co., TN Closures Price leadership lacking Used trailer overhang behind us Protracted downturn, yet industry fundamentals are positive

New Emission Standards Impact on Trailer Demand Data Source: ACT Publications Pent up demand

The Worst Is Over The Worst Is Over 28 consecutive month over month declines. Data Source: ACT Publications

U.S. Trailer Industry Shipments 1991 - 2006 Data Source: ACT Publications 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 - F 2004 - F 2005 - F 2006 - F Total Trailers 179000 173000 164000 161000 161000 147677 120156 162881 185304 233189 279242 202952 235517 285230 318788 275223 140100 139658 176600 239000 245500 248800 Units 200-225,000 units considered normalized build

2003 Trailer Industry Assessment 34% YOY increase (180,000 units) looks aggressive General economic and geopolitical outlook is key Motor carriers' desire to raise rates mandates minimal capacity addition 1Q 2003 looks soft Barring double-dip, shipments should firm thereafter More downside potential than upside in 2003

Business Model

Wabash National Business Model Strong Core Customers Proprietary Products Retail, Service & Distribution Network

Truckload Market Consolidation 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.99 27.4 90 20.4 Top Ten Carriers 0.01 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.89 27.4 90 20.4 Top Ten Carriers 0.11 Other - 99% Top-10 Carriers - 1% 1980 2000 Other - 89% Top-10 Carriers - 11% Data Source: Eno Transportation Foundation Trend will continue at accelerated pace

(r) Core Customers

Patented Proprietary Products DuraPlate(r) Trailer DuraPlate(r) Domestic Container RoadRailer(r) System Smart Trailer(tm) Systems Focus on providing solutions to our customer's needs

DuraPlate(r) Trailer Production 1997 1998 1999 2000 2001 9/30/02 East 7288 17983 36649 36755 24782 19619 West 15.1 29.5 52.5 55.5 78.2 79.2 In Units Percentage % Low maintenance Excellent long-term durability Excellent trade-in value 25% of dry freight market uses DuraPlate(r) trailers Growing at 3-5% per year

1996 Truck Transportation Market NOTE: (WNC Share) Source: Cass Information Systems, excludes local market. Wabash National excludes leasing and intermodal. 1997 Private Fleet 0.52 Full Truckload Carriers 0.3 Less than Truck 0.08 Package Carriers 0.1 Less-than-truckload Cariers (LTL) 0.09 Private Fleet (9.4%) Full Truckload Carriers (58.3%) Package Carriers (2.7%) Less Than Truckload (LTL) (14.9%) Focus, breadth too narrow

Market Share of Planned 2000 Purchases Great Dane Stoughton Strick Trailmobile Utility Wabash Other 7% 3% 0% 6% 3% 74% 7% 4% 28% 0% 4% 12% 17% 35% 29% 6% 0% 26% 5% 4% 30% 10% 21% 1% 21% 21% 3% 24% 4% 0% 0% 2% 1% 89% 3% 7% 3% 0% 4% 3% 79% 5% 13% 0% 3% 25% 3% 1% 57% Total 1-10 Trucks 11-50 Trucks 51-100 Trucks 100+ Trucks For Hire Private Fleet Size: % of Units Expected to be Purchased (source: Merrill Lynch Survey of 240 Trucking Companies) Factory-direct limits market breadth

Retail & Distribution Strategy Combines largest retail & dealer network with largest fleet business Higher margin opportunities (parts, service) Used trailer remarketing capacity Focus on small, mid- sized regional fleets sized regional fleets sized regional fleets sized regional fleets sized regional fleets sized regional fleets sized regional fleets sized regional fleets sized regional fleets sized regional fleets sized regional fleets sized regional fleets Untapped potential Balanced customer focus Balanced customer focus Balanced customer focus

Financial Review

Much of the Heavy Lifting Has Been Done Over the Past 12-18 Months Rationalized capacity Normalized used trailer inventories Resolved legacy practices Divested international Refinanced and restructured debt Increased liquidity

YTD Results - 9/30 (in millions) Revenues 12% Decline 2001 2002 East -154.3 -56.5 2001 2002 East 696.7 613.7 Pre-Tax Loss 64% Improvement $ $ $ $ $ $

YTD Results - 9/30 (in millions) Revenues 12% Decline 2001 2002 East -61.4 -18.4 2001 2002 East 696.7 613.7 Normalized Loss 70% Improvement $ $ $ $ $ $

Normalized Results - 9/30 Normalized Results - 9/30

Gross Margin Analysis Units Percentage

EBITDA (in millions)

Liquidity Liquidity Cash on hand and availability under existing credit facilities

Consolidated Balance Sheets

Total Inventory (in millions) (in millions) (in millions)

Used Trailer Inventory (in millions)

Consolidated Balance Sheets Consolidated Balance Sheets

Total Debt Levels 2002 2002 2002

Capital Structure $100 million debt retirement in 2002 $125MM Revolver and $72MM of senior notes refinanced into term loan maturing March 30, 2004 Remaining $120MM of senior notes maturing between 2004 and 2008 remain in place $110MM A/R Securitization (On B/S) $75MM Synthetic Lease (On B/S) $125 - $150 million debt retirement goal in 2003

Debt Maturity Timeline (in millions)

Potential Deleveraging Activities Estimated Description Proceeds ($'s in millions) Sale of rental & leasing fleet ? Sale of Wabash Wood Products ? Sale of Parts Wholesale Business ? Sale of NTF receivables portfolio ? Sale of Misc. Idle Properties ? Sale of RoadRailer technology ? Sale/Leaseback Unwind ? Canadian Finance Contracts ? Totals $150 - $190* *Does not include cash flow from operations, working capital improvements or equity proceeds, if any

Capital Expenditures 1997 1998 1999 2000 2001 9/30/02 20.1 31 68.1 60.3 5.5 2.7 (in millions) $20.1 $31.0 $68.1 $60.3 $5.5 $2.7

Summary

Key Results: 2002 Increased liquidity $51 million Working capital: YOY inventory change: $55 million Safety: TRIR improved by 48% Quality: First pass yield improved > 100% Schedule Attainment: 100% attainment Capacity: Up 23% since July Product Standardization: Reduced options by 54% CI Events Annualized savings: $28 million Workforce reduction from peak Temps: (37%) Associates: (6%) Branch: Closed 7 non productive branches Meeting Expectations!

We Control Our Destiny Major Critical Issues Are Within Our Control Cycle Has Bottomed Numbers Must Be Achieved - No Excuses! Organization Will Continue to Evolve Maintain Focus On Key Programs Operational Excellence & Financial Strength